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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ADVANCED CELL TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ADVANCED CELL TECHNOLOGY, INC.

1201 Harbor Bay Parkway
Alameda, CA 94502

To Our Stockholders:

        Advanced Cell Technology, Inc. (the "Company") held its Annual Meeting of Stockholders on December 28, 2007 at 10:00 a.m., at the offices of Pierce Atwood LLP, One Monument Square, Portland, ME 04101. A Notice of the Annual Meeting of Stockholders along with a Proxy Statement (the "Proxy Statement") outlining the Proposals to be voted upon at the Annual Meeting was sent to the Company's stockholders on or about November 30, 2007.

        At the meeting on December 28, 2007, the Company's stockholders:

  •
  Elected the five (5) director nominees identified in the Proxy Statement as members of the Company's Board of Directors, each to serve a one year term until their successors are duly elected and qualified; and

  •
  Approved an Amended and Restated Certificate of Incorporation of the Company, to be filed at the discretion of the Company's Board of Directors at any time before May 1, 2008, to amend and restate the Company's existing Certificate of Incorporation to effect a reverse split of the Company's outstanding shares of common stock, par value $.001 per share, at a ratio in the range from one-for-two to one-for-ten.

        However, with respect to the proposal to amend the Company's 2005 Stock Incentive Plan to increase the number of shares issuable thereunder by 25,000,000 shares (on a pre-reverse split basis), the Company adjourned the December 28, 2007 meeting until January 10, 2008 (the "First Adjournment Date"). The Company further adjourned the meeting on the First Adjournment Date until January 24, 2008 at 9:00 a.m., local time, at the offices of Pierce Atwood LLP, One Monument Square, Portland, Maine 04101, in order to ensure you have the opportunity to vote your shares with respect to the proposal relating to the amendment to the Company's 2005 Stock Incentive Plan after reviewing the attached supplemental materials.

        As described in the attached supplemental materials, the disclosure in the Proxy Statement with respect to the amendment to the Company's 2005 Stock Incentive Plan incorrectly described the stockholder vote required to approve that amendment and the effect of abstentions and "broker non-votes." In accordance with the Company's bylaws and Delaware law, the stockholder vote required to approve the amendment to the 2005 Stock Incentive Plan is a majority of the votes cast by the holders of all of the shares of stock present or represented and voting on such matter. The proposal to adopt the amendment to the option plan will be approved if more shares present or represented are voted in favor of the amendment than shares voted against the amendment. Broker non-votes and abstentions are not considered to be shares voting on a matter and will, therefore, have no effect on the outcome of the vote on the amendment to the 2005 Stock Incentive Plan.

        A proxy card is enclosed in the event you desire to change your vote or have not yet submitted a proxy card. If you have previously submitted a proxy card and wish to change your vote, you may do so by submitting a new properly completed proxy card prior to or at the Annual Meeting (or any adjournment thereof). IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY CARD AND DO NOT WISH TO CHANGE YOUR VOTE YOU DO NOT NEED TO SUBMIT THE PROXY CARD ENCLOSED WITH THIS SUPPLEMENT.

        If you have any questions or wish to obtain another copy of the Proxy Statement, you may telephone the Secretary of the Company at (310) 481-5121.

By Order of the Board of Directors,
/s/ JONATHAN F. ATZEN Jonathan F. Atzen Secretary
Alameda, California January 10, 2008

PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IN THE UNITED STATES. IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY CARD AND DO NOT WISH TO CHANGE YOUR VOTE YOU DO NOT NEED TO SUBMIT THE ENCLOSED PROXY.

ADVANCED CELL TECHNOLOGY, INC.
1201 Harbor Bay Parkway
Alameda, CA 94502

PROXY STATEMENT SUPPLEMENT

DATED: JANUARY 10, 2008

        This Supplement amends and supplements the Proxy Statement dated November 26, 2007 (the "Proxy Statement") relating to the Annual Meeting of Stockholders of Advanced Cell Technology, Inc., a Delaware corporation (the "Company"), which was held on Friday, December 28, 2007.

        At the meeting on December 28, 2007, the Company's stockholders:

  •
  Elected the five (5) director nominees identified in the Proxy Statement as members of the Company's Board of Directors, each to serve a one year term until their successors are duly elected and qualified; and

  •
  Approved an Amended and Restated Certificate of Incorporation of the Company, to be filed at the discretion of the Company's Board of Directors at any time before May 1, 2008, to amend and restate the Company's existing Certificate of Incorporation to effect a reverse split of the Company's outstanding shares of common stock, par value $.001 per share, at a ratio in the range from one-for-two to one-for-ten.

        However, with respect to the proposal to amend the Company's 2005 Stock Incentive Plan to increase the number of shares issuable thereunder by 25,000,000 shares (on a pre-reverse split basis), the Company adjourned the December 28, 2007 meeting until January 10, 2008 (the "First Adjournment Date"). The Company further adjourned the meeting on the First Adjournment Date until January 24, 2008, at 9:00 a.m., local time, at the offices of Pierce Atwood LLP, One Monument Square, Portland, Maine 04101.

        This Supplement and the enclosed proxy card are first being mailed to stockholders on or about January 10, 2008. Capitalized terms not otherwise defined in this Supplement shall have the meanings ascribed to them in the Proxy Statement.

SUPPLEMENTAL INFORMATION

        As more fully described on page 22 of the Proxy Statement in the section entitled "Proposal Two—Amendment to the 2005 Stock Incentive Plan," the Board of Directors of the Company has determined it is advisable and the best interests of the Company to increase the number of shares issuable pursuant to the Company's 2005 Stock Incentive Plan by 25,000,000 shares (such amendment referred to hereinafter as the "Option Plan Amendment"). The purpose of the Option Plan Amendment is to permit the Company to continue to be able to attract, retain and motivate its executive officers and other employees and certain consultants. Upon stockholder approval, additional shares of common stock will be reserved for issuance under the 2005 Stock Incentive Plan, which will enable the Company to continue to grant equity awards to its officers, employees and consultants at levels determined by the Compensation Committee to be necessary to attract, retain and motivate the individuals who will be critical to the Company's success in achieving its business objectives and thereby creating greater value for all the Company's stockholders.

1

        The Proxy Statement incorrectly stated the vote required at the Annual Meeting for the approval of the Option Plan Amendment. Corrected information is as follows:

        The vote required to approve the Option Plan Amendment is a majority of the votes cast by the holders of all of the shares of stock present or represented and voting on the Option Plan Amendment. Accordingly, the proposal to adopt the Option Plan Amendment will be approved if more shares present or represented are voted in favor of the amendment than shares voted against the amendment. Broker non-votes and abstentions are not considered to be shares voting on a matter and, therefore, will have no effect on the outcome of the vote on the amendment.

PROXY CARD

        A proxy card is enclosed in the event you desire to change your vote or have not yet submitted a proxy card. If you have previously submitted a proxy card and wish to change your vote, you may do so by submitting a new properly completed proxy card prior to or at the Annual Meeting (or any adjournment thereof).

        IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY CARD AND DO NOT WISH TO CHANGE YOUR VOTE YOU DO NOT NEED TO SUBMIT THE PROXY CARD ENCLOSED WITH THIS SUPPLEMENT.

        Your vote is important no matter how many shares you own. If you are able to attend the Annual Meeting (or any adjournment thereof), you may revoke your proxy and vote in person if you wish.

2

PROXY

ADVANCED CELL TECHNOLOGY, INC.

Proxy for the Annual Meeting of Stockholders (or any adjournment thereof)

This Proxy is solicited on behalf of the Board of Directors
of Advanced Cell Technology, Inc.

        The undersigned, revoking all prior proxies, hereby appoint(s) William M. Caldwell, IV and Jonathan F. Atzen, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of stock of Advanced Cell Technology, Inc., a Delaware corporation (the "Company"), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company originally held on December 28, 2007, as adjourned until January 10, 2008, and subsequently adjourned until January 24, 2008, at 9:00 a.m., local time, at the offices of Pierce Atwood LLP, One Monument Square, Portland, Maine 04101, and at any further adjournment thereof (the "Meeting").

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR the proposal to increase the number of shares issuable under the Company's 2005 Stock Incentive Plan by 25,000,000. Attendance of the undersigned at the Meeting will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company or shall vote in person at the Meeting.

(Continued, and to be signed, on reverse side)

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Stockholders
ADVANCED CELL TECHNOLOGY, INC.
December 28, 2007 (and on the date of any adjournment therof)

Please detach and mail in the envelope provided.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL

To amend the Company's 2005 Stock Incentive Plan to increase the number of shares thereunder by 25,000,000 shares (on a pre-reverse split basis).	FOR ☐	AGAINST ☐	ABSTAIN ☐

In their discretion, the proxies are authorized to vote in accordance with their judgment on any other matters which may properly come before the Annual Meeting or any adjournment thereof.

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

Signature:	Date:

Signature:	Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving title as such. If signer is a partnership, please sign in partnership name by an authorized person.

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SUPPLEMENTAL INFORMATION
PROXY CARD